UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2006
                                                  ------------------------------

                      Morgan Stanley Charter Campbell L.P.
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             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                       0-50064               01-0710311
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(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
   of Incorporation)                                        Identification No.)


c/o Demeter Management Corporation,
330 Madison Avenue, 8th Floor, New York, NY                     10017
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:   (212) 905-2700
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.     Entry into a Material Definitive Agreement.
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      On March 18, 2005, the Registrant and Morgan Stanley Capital Group Inc.,
an affiliate of the general partner of the Registrant, entered into a Foreign Exchange and Options Master Agreement (the "Master Agreement"). Pursuant to the Master Agreement, Morgan Stanley Capital Group Inc. will act as the counterparty on all of the options on foreign currency forward trades for the Registrant effective January 2006.

Item 1.02.     Termination of a Material Definitive Agreement.
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   On March 30, 2006, Demeter Management Corporation ("Demeter"), the general partner of the Registrant, terminated the Registrant as a party to the Amended and Restated Selling Agreement among the registrant, Morgan Stanley Charter Graham L.P., Morgan Stanley Charter Millburn L.P., Morgan Stanley Charter MSFCM L.P., Demeter and Morgan Stanley DW Inc., an affiliate of Demeter, dated as of July 29, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Selling Agreement"). Demeter is also the general partner of Morgan Stanley Charter Graham L.P., Morgan Stanley Charter Millburn L.P. and Morgan Stanley Charter MSFCM L.P.

   The termination of the Registrant as a party to the Selling Agreement is effective May 1, 2006 and is due to notification by Campbell & Co., Inc., the trading advisor of the Registrant (the "Trading Advisor") that subsequent to April 30, 2006, the Trading Advisor will no longer accept any additional funds for management from the Registrant. For this reason, after the April 30, 2006 monthly closing, Demeter will no longer accept any subscriptions for new investments in the Registrant nor any exchanges from other Charter Series partnerships, which include Morgan Stanley Charter Graham L.P., Morgan Stanley Charter Millburn L.P., and Morgan Stanley Charter MSFCM L.P., for units of the Registrant.

   While no subscriptions or exchanges for limited partnership units of the Registrant will be accepted by Demeter after the April 30, 2006 closing, Demeter will continue to operate the Registrant and the Trading Advisor will continue to trade the Registrant's assets in accordance with the terms of the Management Agreement among the Registrant, Demeter and the Trading Advisor.

   Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

   (b) On March 27, 2006, the Registrant filed a Form 8-K stating that Bruce D. Simon would serve as a director of Demeter, the general partner of the Registrant. On March 30, 2006, it was determined that Bruce D. Simon would not serve as a director of Demeter.

   (c) Effective May 1, 2006, Walter Davis will serve as President of Demeter and Chairman of the Board of Directors of Demeter, subject to approval by and registration with the National Futures Association.

   Walter Davis, age 41, is an Executive Director at Morgan Stanley and the Director of Morgan Stanley's Managed Futures Department. Prior to joining Morgan Stanley in 1999, Mr. Davis worked for Chase Manhattan Bank's Alternative Investment Group. Throughout his career, Mr. Davis has been involved with the development, management and marketing of a diverse array of commodity pools, hedge funds and other alternative investment funds. Mr. Davis received an MBA in Finance and International Business from the Columbia University Graduate School of Business in 1992 and a BA in Economics from the University of the South in 1987.

   (d) Effective May 1, 2006, the following individuals will serve as directors of Demeter, subject to approval by and registration with the National Futures
Association: Walter Davis and Andy Saperstein.

      Andy Saperstein joined Morgan Stanley from Merrill Lynch to become the Chief Operating Officer of National Sales at Morgan Stanley. Mr. Saperstein was the first Vice President and Chief Operating Officer of the Direct Division, as well as a member of the Global Private Client Executive Committee at Merrill Lynch. Mr. Saperstein was responsible for the oversight of the online brokerage unit and the Financial Advisory Center, including the Retail Client Relationship Management group, the Services, Operations and Technology Group, the Client Acquisition team, and the Business Development and Analysis team. The Direct Division Advisory Center provided financial advice and guidance and account services to over 700,000 Merrill Lynch client households. Mr. Saperstein began his career at Merrill Lynch in November 2001. Mr. Saperstein joined Merrill Lynch from McKinsey and Company, where he was a partner in the Financial Institutions group, co-leader of the North American Asset Management and Brokerage Practice and co-leader of North American Recruiting, working closely with Merrill Lynch as an advisor since 1993. Mr. Saperstein graduated cum laude from Harvard Law School and summa cum laude from The Wharton School/College of Arts and Sciences at the University of Pennsylvania with a dual degree in Economics and Finance.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(c)  Exhibits

      Exhibit 10.10 Foreign Exchange and Options Master Agreement between Morgan Stanley Capital Group Inc. and the Registrant, dated as of March 18, 2005





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MORGAN STANLEY CHARTER CAMPBELL L.P.

Date:  April 4, 2006           By:   Demeter Management Corporation
                                      as General Partner

                                      /s/  Jeffrey A. Rothman
                                      ------------------------------------------
                                      Name: Jeffrey A. Rothman
                                      Title: President